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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 29, 2005

                            DEEP WELL OIL & GAS, INC.
             (Exact name of Registrant as specified in its Charter)

         Nevada                      0-24012                   13-3087510
(State or other Jurisdiction)      (Commission                (IRS Employer
     of Incorporation)             File Number)             Identification No.)

                    10117 Jasper Avenue, Suite 510, Edmonton,
                             Alberta, Canada T5J 1W8
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (780) 409-9264

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 Departure of Directors or Principal Executive Officer; Election of
          Directors; Appointment of Principal Officers

On June 29, 2005, a majority of the stockholders of Deep Well Oil & Gas, Inc. (the "Company"), by written consent, replaced the Company's board of directors, consisting of Mr. Steven Gawne, Mr. Curtis Sparrow, Mr. Len Bolger, Mr. Menno Wiebe and Dr. Horst A. Schmid, with a new board of directors, consisting of Mr. Cyrus Spaulding, Mr. Donald Jones and Dr. Horst A. Schmid, who was re-appointed to the board as Chairman. Mr. Spaulding and Mr. Jones are the only members of the Company's Audit Committee.

On June 29, 2005, the new board of the Company terminated the Company's President and CEO, Steven Gawne due to the stated dissatisfaction with his performance by the majority of the stockholders of the Company.

On June 29, 2005, Dr. Horst A. Schmid, was appointed President and CEO of the Company. Dr. Schmid has been the Chairman of the board of Deep Well since February 9, 2004. From April 1996 until the present, Dr. Schmid has been the President and CEO of Flying Eagle Resources Ltd. Dr. Schmid has a long and distinguished career as Exporter of Alberta Petroleum Industry Products and Equipment as well as 15 years as Cabinet Minister for the Government of Alberta and 10 years as Commissioner General for Trade. During that time he was involved in numerous successful overseas negotiations for the Alberta Oil & Gas Industry, achieving major contracts for Alberta Equipment/Production/Service Companies. He is the recipient of many Canadian and International Awards for his accomplishments. Dr. Schmid took courses in Business Finance, Business Administration and Business Psychology from the University of Toronto. Dr. Schmid is a director of Aspire Capital Inc. (APN.TSXV).

Dr. Schmid does not have an employment agreement with the Company.

Also on July 1, 2005, Mr. Curtis Sparrow was re-appointed by the board to serve as a director of the Company because the board determined that it would be desirable to increase the size of the board from three directors to four directors.

ITEM 9.01(c) Exhibits

99.1  Press Release, dated July 8, 2005.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DEEP WELL OIL & GAS, INC.

Date:  July 27, 2005
                                       By: /s/ Dr. Horst A. Schmid
                                           -------------------------------------
                                           Name: Dr. Horst A. Schmid
                                           Title: President


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                                  EXHIBIT INDEX

Exhibit         Description

99.1            Press Release, dated July 8, 2005.


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